UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2008

SERVISFIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-53149	26-0734029
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 Cahaba Road, Suite 300, Birmingham, Alabama	35223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 949-0302

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

Effective September 15, 2008, the Board of Directors of the Company appointed Registrar and Transfer Company as transfer agent and registrar for the Company. Registrar and Transfer Company replaces the Company’s former transfer agent and registrar, Demiurgic, Inc. A revised form of stock certificate to reflect Registrar and Transfer Company as the new transfer agent is attached as Exhibit 4.1

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits	Description
	4.1	Common Stock Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SERVISFIRST BANCSHARES, INC.

Date: September 15, 2008	By:	/s/ Thomas A. Broughton III

Thomas A. Broughton III Chief Executive Officer

EXHIBIT INDEX

Exhibits	Description

4.1	Common Stock Certificate